UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2011

____________________________________

ROBERTSON GLOBAL HEALTH SOLUTIONS CORPORATION

(Name of registrant in its charter)

_____________________________________

Nevada	0-6428	88-0105586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4215 Fashion Square Blvd. Suite 3 Saginaw, Michigan 48603
(Address of principal executive offices)

Registrant's telephone number:  (989) 799-8720

______________________________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]     Written communications pursuant to Rule 425 under the Securities Act

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement

Robertson Health Services, Inc. (“RHS”), a wholly owned subsidiary of Robertson Global Health Solutions Corporation (the “Registrant”) entered into Extension Agreements with certain creditors and consultants, each of which hold unsecured Promissory Notes with maturity dates of June 30, 2011.  Each note holder has agreed to extend the maturity date of his/her respective note(s) to September 30, 2011.  Each note will continue to accrue interest at the same rate as was previously agreed to.  The details of each note are as follows:

						Accrued	Total
						Interest	Principal and
Note			Interest			as of	Accrued
Holder	Relationship		Rate		Principal	6/30/2011	Interest

Amgest Ltd.	Affiliate of Shareholder / Director	(2)	5%		$138,325	$7,542	$145,867
James Barnes	Shareholder / Consultant	(3)	18%		15,000	7,427	22,427
Bonnie Chu	Beneficial Shareholder / Consultant	(4)	10%	(1)	30,000	12,855	42,855
Gerald Ehrens	Shareholder / Director	(5)	10%		25,000	10,801	35,801
Gerald Ehrens	Shareholder / Director	(5)	18%		130,000	95,716	225,716
Gerald Ehrens	Shareholder / Director	(5)	18%		35,000	25,338	60,338
Gerald Ehrens	Shareholder / Director	(5)	18%		30,000	21,467	51,467
Gerald Ehrens	Shareholder / Director	(5)	18%		15,000	10,578	25,578
Gerald Ehrens	Shareholder / Director	(5)	18%		15,000	7,464	22,464
Bruce Gardiner	Beneficial Shareholder	(6)	18%		20,000	9,902	29,902
Peter Perkinson	Shareholder / Director	(5)	10%	(1)	25,000	10,795	35,795
Peter Perkinson	Shareholder / Director	(5)	10%	(1)	17,500	7,499	24,999
Peter Perkinson	Shareholder / Director	(5)	5%		104,850	5,716	110,566
					$600,675	$233,100	$833,775

(1)	Rate of interest is the higher of 10% or 1% above the Wall Street Journal Prime Rate in effect from time to time.
(2)	Amgest Ltd. is owned by Gerald Ehrens, a director of the Registrant and a less than 5% shareholder.
(3)	James Barnes acts as SEC reporting consultant to the Registrant and is a less than 5% shareholder.
(4)	Bonnie Chu is a trustee and beneficiary of Chu Family Trust, a less than 5% shareholder of the Registrant. Ms. Chu also acts as a consultant to the Registrant in the role of Chinese/American liaison.
(5)	Holder is a Director of the Registrant and is a less than 5% shareholder.
(6)	Bruce Gardiner is the owner of Bruce Gardiner CPA, PC, a less than 5% shareholder of the Registrant.

Item 9.01 Financial Statements and Exhibits

(d)           The following exhibits are included with this Current Report on Form 8-K.

Exhibit 10.1
Form of Promissory Note Extension Agreements due September 30, 2011 with interest rates of 10% to 18% between the Company and five creditors dated June 30, 2011 for an aggregate principal amount of $357,500

Exhibit 10.2
Form of Promissory Note Extension Agreements due September 30, 2011 with an interest rate of 5% between the Company and two director consultants dated June 30, 2011 for an aggregate principal amount of $243,175

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Robertson Global Health Solutions Corporation
Dated: July 7, 2011	By:	/s/ Melissa A. Seeger
	Name:	Melissa A. Seeger
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

3